UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  July 15, 2024

RISKON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40701	30-0680177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Pkwy., Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(800) 762-7293

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 12, 2024 (the “Execution Date”), RiskOn International, Inc., a Nevada corporation (the “Company”) entered into (i) a Master Services Agreement (the “MSA”), (ii) a Statement of Work #1 to the MSA (the “MSA SOW”), (iii) a Development Agreement (the “DA”), (iv) a Statement of Work #1 to the DA (the “DA SOW” and collectively with the MSA, the MSA SOW and the DA, the “Transaction Documents”), and (v) a letter agreement (the “Side Letter”) with MeetKai, Inc. (“MeetKai”). The MSA and MSA SOW supersede, in their entirety, the Master Services Agreement and Statement of Work #1 to the Master Services Agreement entered into between the Company and MeetKai, dated February 21, 2024, which prior agreements, pursuant to their terms, never became effective and were terminated simultaneously with the execution of the Transaction Documents.

MSA and MSA SOW

Pursuant to the MSA and the MSA SOW, MeetKai grants the Company a right (the “License”) to use, sub-license and/or resell MeetKai’s generative artificial intelligence platform (the “Platform”). The License will be perpetual (the “MSA Term”) and the Company will have the (i) right (which shall be exclusive during the first two years of the MSA Term, and non-exclusive thereafter) to use, sub-license and/or resell the Platform on a “white-labeled self-service basis” to the Company’s end customer (the “End User”), provided that such end customers are headquartered within the territory of North America (the “Territory”) and (ii) non-exclusive right to use, sub-license and/or resell the Platform to an End User outside the Territory. Either party will have the right to terminate the License (A) after five years from the Execution Date, for any or no reason, upon 60 days prior written notice or (B) at any time if the other party materially breaches the MSA SOW and fails to cure such breach within agreed upon cure periods. In addition, the Company will have the right to terminate the License at any time beginning 20 months after the Execution Date, for any or no reason, upon 60 days prior written notice.

The licensing fee (the “Licensing Fee”) for the License during the MSA Term will be payable as follows: (i) $666,667 within five (5) days of the Execution Date; (ii) $666,667 on the 15th day of each month, starting in August 2024 through December 2024; and (iii) $333,334 on the 15th day of each month, starting in January 2025 through the end of the MSA Term. In addition, the Company has agreed to pay MeetKai a royalty (the “Royalty”) of ten percent (10%) of all Net Income (as defined in the MSA SOW) after the Company’s askROI platform has achieved a cumulative revenue threshold of $4 million. Further, the Company shall reimburse MeetKai 100% of its Operational Costs (as defined in the MSA SOW) for maintaining the front-end and back-end of the Platform under the MSA.

DA and DA SOW

Pursuant to the DA and the DA SOW, MeetKai will design and develop a website for the Company to be used by the End Users, which will integrate an artificial intelligence knowledge base chat and virtual assistant platform incorporating the use of the Platform (the “Interface”). Either party will have the right to terminate the DA SOW (A) after five years from the Execution Date, for any or no reason, upon 60 days prior written notice or (B) at any time if the other party materially breaches the DA SOW and fails to cure such breach within agreed upon cure periods. In addition, the Company will have the right to terminate the DA SIW at any time beginning 20 months after the Execution Date, for any or no reason, upon 60 days prior written notice.

The development fee (the “Development Fee”) for the Interface during the Term will be payable as follows: (i) $166,667 within five (5) days of the Execution Date; (ii) $166,667 on the 15th day of each month, starting in August 2024 through December 2024; and (iii) $83,333 on the 15th day of each month, starting in January 2025 through the end of the term.

Side Letter

Pursuant to the Side Letter, the Company and MeetKai agreed to supplement and modify the Transaction Documents as follows:

1)	Until such time as the Company achieves Financial Stability (as defined in the Side Letter), in no event shall the Company be responsible to paying MeetKai more than an aggregate of $500,000 (the “Monthly Minimum”) in any calendar month for all fees, costs and expenses under the Transaction Documents (the “Fees and Expenses”);

2)	All Fees and Expenses due under the Transaction Documents that are in excess of the Monthly Minimum (the “Accrued Fees and Expenses”) shall accrue (without penalty or interest) and not be payable until such time as the Company achieves Financial Stability. Once the Company determines that it has achieved Financial Stability, then the Company shall pay to MeetKai all the Accrued Fees and Expenses in twelve (12), equal monthly payments;

3)	So long as the Company is making the Monthly Minimum payment, MeetKai shall not have the right to (i) terminate any of the Transaction Documents for failure to pay any Fees and Expenses or (ii) stop or slow down on providing services under the Transaction Documents. The Company shall have sixty (60) days to cure any breach of the failure to pay any Fees and Expenses; and

4)	In the event that the Company is unable to raise $10 million of gross proceeds from raising capital (equity, debt or a combination thereof) within four (4) months from the Execution Date, then the Company and MeetKai shall use good faith efforts to renegotiate the terms, conditions, scope and Fees and Expenses of the Transaction Documents. In the event that the parties, having used good faith efforts to reach agreement on revised terms, conditions, scope and Fees and Expenses of the Transaction Documents, fail to reach such agreement within 45 days of the start of such renegotiation period, then either party shall have the right, upon written notice to the other party, to terminate one or more of the Transaction Documents that were not renegotiated, with immediate effect.

The foregoing descriptions of the MSA, the MSA SOW, the DA, the DA SOW and the Side Letter and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the MSA, the MSA SOW, the DA, the DA SOW and the Side Letter filed as Exhibits 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, hereto to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Form of Master Services Agreement, dated as of July 12, 2024, by and between RiskOn International, Inc. and MeetKai, Inc.
10.2	Form of Statement of Work #1 to the Master Services Agreement, dated as of July 12, 2024, by and between RiskOn International, Inc. and MeetKai, Inc.
10.3	Form of Development Agreement, dated as of July 12, 2024, by and between RiskOn International, Inc. and MeetKai, Inc.
10.4	Form of Statement of Work #1 to the Development Agreement, dated as of July 12, 2024, by and between RiskOn International, Inc. and MeetKai, Inc.
10.5	Form of Letter Agreement, dated as of July 12, 2024, by and between RiskOn International, Inc. and MeetKai, Inc.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RISKON INTERNATIONAL, INC.

Dated: July 15, 2024	/s/ Joseph M. Spaziano Joseph M. Spaziano Chief Executive Officer